As filed with the Securities and Exchange Commission on April 27, 2018

Registration No. 2-10694

811-0091

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-6

POST-EFFECTIVE AMENDMENT NO. 60 TO

REGISTRATION UNDER THE SECURITIES ACT

OF 1933 OF SECURITIES OF UNIT INVESTMENT

TRUSTS REGISTERED ON FORM N-8B-2

A.	Exact name of Trust:

Voya Corporate Leaders Trust Fund

B.	Name of depositor:

Voya Investments, LLC

C.	Complete address of depositor’s principal executive offices:

Voya Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

D.	Name and address of agent for service:

Huey P. Falgout, Jr.

Voya Corporate Leaders Trust Fund

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

With a copy to:

Jeffrey S. Puretz, Esq.

Dechert LLP

1900 K Street N.W.

Washington, DC 20006

E.	Amount of filing fee:

The Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant’s fiscal year ended December 31, 2017 was filed on
March 23, 2018.

F.	Approximate date of proposed public offering:

It is proposed that this filing will become effective May 1, 2018 pursuant to paragraph (b) of Rule 485.

VOYA CORPORATE LEADERS TRUST FUND

CROSS-REFERENCE SHEET

PURSUANT TO RULE 404(c) OF REGULATION C UNDER THE SECURITIES ACT OF 1933.

(Form N-8B-2 Items required by Instructions as to the Prospectus in Form S-6)

Form N-8B-2 Item Number				Form S-6 Heading in Prospectus

I.	Organization and General Information

	1.	(a)	Name of Trust and Tax I.D. Number	Description of the Trust
		(b)	Title of securities issued	Description of the Trust

	2.	Name and address of each depositor		Cover

	3.	Name and address of trustee		Cover and Miscellaneous

	4.	Name and address of principal underwriter		Miscellaneous

	5.	State of organization of Fund		Description of the Trust

	6.	Execution and termination of trust indenture		Highlights; Amendment and Termination

	7.	Changes of Name		Description of the Trust

	8.	Fiscal Year		Miscellaneous

	9.	Litigation		*

II.	GENERAL DESCRIPTION OF THE TRUST AND SECURITIES OF THE TRUST

	10.	(a)	Registered or bearer	How to Purchase Participations
		(b)	Cumulative or distributive securities	Shareholder Services
		(c)	Redemption	How to Redeem Participations
		(d)	Conversion, transfer, etc.	Shareholder Services
		(e)	Periodic Payment Plan	*
		(f)	Voting Rights	Amendment and Termination

Form N-8B-2 Item Number			Form S-6 Heading in Prospectus

	(g)	Notice to holders	Amendment and Termination
	(h)	Consents required	Amendment and Termination
	(i)	Other provisions	*

11.	Type of securities comprising a Unit		Description of the Trust

12.	Certain information regarding periodic payment certificates		*

13.	(a)	Load, fees, expenses, etc.	How to Purchase Participations
	(b)	Certain information regarding periodic payment certificates	*
	(c)	Certain percentages	How to Purchase Participations
	(d)	Certain differences in prices	How to Purchase Participations
	(e)	Certain other fees, etc. payable by holders	How to Purchase Participations
	(f)	Certain other profits	Miscellaneous
	(g)	Ratio of annual charges to income	*

14.	Issuance of trust’s securities		How to Purchase Participations

15.	Receipt and handling of payments from purchasers		Description of the Trust

16.	Acquisition and disposition of underlying securities		Description of the Trust

17.	Withdrawal or redemption		How to Redeem Participations

18.	(a)	Receipt, custody and disposition of income	Description of the Trust
	(b)	Reinvestment of distributions	Description of the Trust
	(c)	Reserves or special funds	Description of the Trust
	(d)	Schedule of distributions	Nonstandardized Investment Return

19.	Records, accounts and reports		How to Purchase Participations

20.	Certain miscellaneous provisions of trust agreement

	(a)	Amendment	Amendment and Termination
	(b)	Termination	Amendment and Termination
	(c)&(d)	Trustee, removal and successor	Resignation, Removal, etc.
	(e)&(f)	Depositor, removal and successor	Resignation, Removal, etc.

21.	Loans to security holders		*

Form N-8B-2 Item Number			Form S-6 Heading in Prospectus

	22.	Limitations on Liability	Resignation, Removal, etc.

	23.	Bonding arrangements	*

	24.	Other material provisions of trust agreement	Miscellaneous

III.	Organization, Personnel and Affiliated Persons of Depositor

	25.	Organization of depositor	Miscellaneous

	26.	Fees received by depositor	Miscellaneous

	27.	Business of depositor	Miscellaneous

	28.	Certain information as to officials and affiliated persons of depositor	Miscellaneous

	29.	Voting securities of depositor	Miscellaneous

	30.	Persons controlling depositor	Miscellaneous

	31.	Payments by depositor for certain services	*

	32.	Payments by depositor for certain other services rendered to trust	*

	33.	Remuneration of employees of depositor for certain services rendered to trust	*

	34.	Remuneration of other persons for certain services rendered to trust	*

IV.	Distribution and Redemption of Securities

	35.	Distribution of trust’s securities by states	How to Purchase Participations

	36.	Suspension of sales of trust’s securities	*

	37.	Revocation of authority to distribute	*

	38.	(a) Method of distribution	*
		(b) Underwriting agreements	*
		(c) Selling agreements	*

Form N-8B-2 Item Number				Form S-6 Heading in Prospectus

	39.	(a)	Organization of principal underwriters	Miscellaneous
		(b)	N.A.S.D. membership of principal underwriters	Miscellaneous

	40.	Certain fees received by principal underwriters		How to Purchase Participations; Miscellaneous

	41.	(a)	Business of principal underwriters	Miscellaneous
		(b)	Branch officers of principal underwriters	*
		(c)	Salesmen of principal underwriters	*

	42.	Ownership of trust’s securities by certain persons		Miscellaneous

	43.	Certain brokerage commissions by principal underwriters		*

	44.	(a)	Method of valuation	How to Redeem Participations
		(b)	Schedule as to offering price	Financial Highlights
		(c)	Variation in offering price to certain persons	How to Purchase Participations

	45.	Suspension of redemption rights		How to Redeem Participations

	46.	(a)	Redemption valuation	How to Redeem Participations
		(b)	Schedule as to redemption price	How to Redeem Participations

	47.	Maintenance of position in underlying securities		*

V.	Information Concerning the Trustee or Custodian

	48.	Organization and regulation of trustee		Miscellaneous

	49.	Fees and expenses of trustee		Miscellaneous

	50.	Trustee’s lien		*

VI.	Information Concerning Insurance of Holders of Securities

	51.	Insurance of holders of Trust’s securities		*

Form N-8B-2 Item Number			Form S-6 Heading in Prospectus

VII.	Policy of Registrant

	52.	(a) Provisions of trust agreement with respect to selection or elimination of underlying securities	Description of the Trust
		(b) Transactions involving elimination of underlying securities	Description of the Trust
		(c) Policy regarding substitution elimination of underlying securities	Description of the Trust
		(d) Fundamental policy not otherwise covered	*

	53.	Tax status of trust	Taxation

VIII.	Financial and Statistical Information

	54.	Fund’s securities during last ten years	Financial Highlights

	55.	Certain information regarding periodic payment certificates	*

	56.	Certain information regarding periodic payment certificates	*

	57.	Certain information regarding periodic payment certificates	*

	58.	Certain information regarding periodic payment certificates	*

	59.	Financial statements (Instruction 1(c) Form S-6)	Financial Statements

*	Not Applicable

Prospectus

May 1, 2018

Voya Corporate Leaders® Trust Fund

Series B

This Prospectus contains important information about investing in Voya Corporate Leaders® Trust Fund. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Fund will achieve its investment objective. The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Prospectus Dated May 1, 2018

Voya Corporate Leaders®

Trust Fund

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

           Shareholder Services:    (800) 992-0180

24 Hour Account Information:    (800) 992-0180

Voya Corporate Leaders® Trust Fund (the “Trust”) was created in 1935 with the objective of seeking long term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue chip corporations. See “Description of the Trust” on page 1. Currently, the Trust is invested in twenty such corporations including General Electric Co., Procter & Gamble Co., Chevron Corp. and Exxon Mobil Corp. Investments in these corporations, while having potential for long term capital growth and income, may be considered conservative investments. The value of participations of the Trust will fluctuate with the market value of the underlying portfolio securities.

The minimum initial purchase requirement is $1,000 and additional investments must be at least $50. Participations are sold without a sales or redemption charge.

Sponsor:	Voya Investments, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034
Trustee:	The Bank of New York Mellon 225 Liberty Street New York, New York 10286

Participations are not deposits or obligations of (or endorsed or guaranteed by) any bank, nor are they federally insured or otherwise protected by the FDIC, the Federal Reserve Board or any other agency. Investing in the Trust involves investment risks, including the possible loss of principal, and the value and return of participations will fluctuate.

Read and Retain This Prospectus for Future Reference.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

HIGHLIGHTS

The Trust and Its Objective

The Trust was created in 1935 with the objective of seeking long term capital growth and income through investment generally in an equal number of shares of common stock of a fixed list of American blue chip corporations. Currently the Trust is invested in twenty such corporations. There can be no assurance that the Trust’s objective will be achieved. See “Description of the Trust” herein.

Public Offering Price

The initial purchase requirement for an investment in the Trust is $1,000 and additional investments must be at least $50. Investors receive a fractional undivided interest in and ownership of the Trust Fund and Distributive Fund described below which is called a participation. Participations are offered at a price equal to the net asset value next determined after an order is received.

Special Considerations

The value of a participation fluctuates with the market value of the underlying portfolio securities of the Trust. The dividend income, if any, from the portfolio securities is subject to fluctuation which in turn will affect the amounts of distributions made to participants. An investor in the Trust has no assurance against loss in a declining market, and redemption at a time when the market value of the participations is less than their cost will result in a loss to the investor.

Semi-Annual Distributions

Semi-annual distributions on June 30 and December 31 of each year (“Distribution Date”) will be reinvested at net asset value (“NAV”) in additional participations of the Trust unless the participant notifies the Trustee to pay such distributions in cash.

Taxation

For federal income tax purposes: (1) the Trust will be treated as a fixed investment trust and will not be subject to federal income tax; (2) each participant will be treated as the owner of his/her pro rata portion of the common stock of the corporations held by the Trust; (3) each participant will be required to include in his/her gross income and his/her pro rata portion of the dividends and interest received by the Trust (including the amounts of such dividends and interest that are not distributed to participants but are used to pay the fees and expenses of the Trust), at the time such dividends and interest are received by the Trust, not at the later time such dividends and interests are distributed to participants or reinvested in additional participations; and (4) for taxable years beginning before 2026, each noncorporate (including individual) participant will generally not be permitted to deduct his/her pro rata portion of the fees and expenses of the Trust. See “Taxation” herein.

The Indenture

The Amended and Restated Indenture is effective as of November 14, 1989, as amended on April 23, 1993, June 1, 1998, July 26, 2000, March 1, 2002, April 15, 2002, April 29, 2004, May 17, 2004, May 1, 2014, and August 17, 2016 (the “Indenture”). Both the Indenture and the Trust will terminate on November 30, 2100.

DESCRIPTION OF THE TRUST

Corporate Leaders® Trust Fund was created under New York Law by an Indenture dated November 18, 1935, as amended and supplemented, between Empire Trust Company (now The Bank of New York Mellon) as Trustee, and Corporate Leaders of America, Inc., as Sponsor. On October 29, 1971, Corporate Leaders of America, Inc. was merged into Piedmont Capital Corporation, which designated Manlex Corporation as Sponsor of the Trust on March 25, 1981. On October 31, 1988 holders of Corporate Leaders Trust Fund Certificates Series B voted to approve an Amended and Restated Indenture which, among other things, designated Lexington Management Corporation, the parent company of Manlex Corporation, as Sponsor, and changed the name to Lexington Corporate Leaders Trust Fund (Federal I.D. #13-6061925). Subsequently, on July 26, 2000, Lexington Global Asset Managers, Inc., the parent company of Lexington Management

Corporation, was acquired by ReliaStar Financial Corp. (“ReliaStar”) and Pilgrim Investments, Inc., an indirect wholly-owned subsidiary of ReliaStar, was designated the Sponsor of the Trust. Consequently, the Trust’s name was changed to Pilgrim Corporate Leaders Trust Fund. On September 1, 2000, ING Groep N.V. (“ING Groep”) (NYSE: ING) acquired ReliaStar and subsequently Pilgrim Investments, Inc. changed its name to ING Pilgrim Investments, Inc. On February 26, 2001, ING Pilgrim Investments, Inc. merged into ING Pilgrim Investments, LLC. On March 1, 2002, ING Pilgrim Investments, LLC changed its name to ING Investments, LLC and the Trust changed its name to ING Corporate Leaders Trust Fund. On May 1, 2014, ING Investments, LLC changed its name to Voya Investments, LLC (“Voya Investments”) and the Trust changed its name to Voya Corporate Leaders Trust Fund. Effective May 17, 2004, the Trustee is The Bank of New York Mellon. This Prospectus pertains solely to Voya Corporate Leaders Trust Fund Series B (herein referred to as the Trust). All discussions herein of articles and sections of the Indenture refer to the Amended and Restated Indenture.

The Trust is comprised of a Trust Fund and a Distributive Fund. The Trust Fund is composed of stock units, each unit consisting of one share of common stock of each of the twenty corporations (except with respect to shares received from spin-offs of existing portfolio securities — see discussion below) and such cash as may be available for the purchase of stock units. Cash received on sales of participations (excluding the portion thereof, if any, attributable to the value of, and therefore deposited in, the Distributive Fund), including distributions by the Trust which are reinvested in additional participations under the Distribution Reinvestment Program described herein, is held in the Trust Fund without interest until receipt of sufficient cash to purchase at least one hundred stock units. To the extent monies remain uninvested in the Trust, the Trustee will derive a benefit therefrom.

All dividends and any other cash distributions received by the Trust with respect to the common stock held in the Trust Fund are deposited in the Distributive Fund. Any non-cash distributions received by the Trust with respect to the common stock held in the Trust Fund (excluding additional shares of common stock received upon a stock split which shall remain assets of the Trust Fund) are sold by the Trustee and the proceeds of sale are deposited in the Distributive Fund. The Trustee shall invest the funds deposited in the Distributive Fund in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in repurchase agreements collateralized by such U.S. government obligations, which mature prior, and as close as practicable, to the next Distribution Date. The interest earned on such investments is also deposited in the Distributive Fund. Fees and expenses of the Trust are paid from the Distributive Fund. The Trustee may from time to time set aside out of the Distributive Fund a reserve for payments of taxes or other governmental charges.

On each Distribution Date, the Trustee uses the money in the Distributive Fund to purchase additional participations for participants under the Distribution Reinvestment Program described herein, unless the participant has elected to receive his distribution in cash.

In the event of the merger, consolidation, re-capitalization, or readjustment of the issuer of any portfolio security with any other corporation, the Sponsor may instruct the Trustee, in writing, to accept or reject such offer or take such other action as the Sponsor may deem proper. Any securities received in exchange shall be held by the Trust and shall be subject to the terms and conditions of the Indenture to the same extent as the securities originally held in the Trust. Securities received pursuant to an exchange may result in the Trust holding fewer shares than originally held in the portfolio security. Each stock unit issued after the effective date of such an exchange will include one share of the corporation received on exchange.

The Trust will enter into repurchase agreements only with commercial banks and dealers in U.S. government securities. Repurchase agreements when entered into with dealers, will be fully collateralized including the interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Trust will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Trust may be delayed or limited and the Trust may incur additional costs. In such case the Trust will be subject to risks associated with changes in the market value of the collateral securities.

The Trust is invested generally in an equal number of shares of the common stock of a fixed list of twenty American corporations. The Trust’s portfolio investments are not managed and are expected to remain fixed. A complete list of the securities held at December 31, 2017 is contained in the financial statements included herein. The value of a participation in the Trust fluctuates with the market value of the underlying common stock held by the Trust. The dividend income, if any, from the common stock is subject to fluctuation, which, in turn will affect the amounts of distributions made to participants.

The Sponsor may direct the Trustee to sell the shares of common stock of any of the twenty corporations if: (i) the corporation has failed to declare or pay dividends on the common stock; (ii) a materially adverse legal proceeding has been instituted which affects the declaration or payment of dividends of the corporation; (iii) a breach of covenant or warranty exists, which may materially affect the payment of dividends of the corporation; (iv) a default in payment of principal or income on any other outstanding securities of the corporation occurs, which may affect the payment of dividends; or (v) the common stock ceased to be listed on the New York Stock Exchange (“NYSE”) and after fifteen days has not been reinstated. The proceeds of any such sale shall be deposited in the Distributive Fund.

As a result of the Trust’s assets being concentrated in securities of a particular industry/sector, the Trust may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry/sector as a group fall out of favor, the Trust could underperform funds that have greater industry diversification. Because the Trust is not actively managed, the Sponsor may not direct the Trustee to sell or purchase portfolio securities in response to or in anticipation of market fluctuations, as is common in managed investments. As with any investment, there is no guarantee that the performance of the Trust will be positive over any period of time or that you will not lose money.

Please refer to page 25 of the prospectus for a list of the Trust’s portfolio of investments as of December 31, 2017.

FINANCIAL HIGHLIGHTS

The information in the table below has been derived from information audited by KPMG LLP, an independent registered public accounting firm.

Selected data for each participation of the Trust outstanding throughout each year or period.

	Years Ended December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Per Participation Operating Performance:
Net asset value, beginning of year or period	$32.99	$28.74	$33.18	$31.71	$24.87	$22.39	$20.29	$17.34	$16.11	$22.98

Income (loss) from investment operations:
Net investment income (loss)	0.62 *	0.61 *	0.60 *	0.55 *	0.51 *	0.47 *	0.41	0.34	0.37 *	0.48
Net realized and unrealized gain (loss)	4.82	4.94	(4.36)	2.79	6.81	2.47	2.07	3.23	1.53	(7.15)

Total from investment operations	5.44	5.55	(3.76)	3.34	7.32	2.94	2.48	3.57	1.90	(6.67)

Less distributions from:
Net investment income	0.68	0.66	0.68	0.53	0.48	0.46	0.36	0.37	0.62	0.20
Net realized gain	—	0.19	—	0.44	—	—	—	0.25	—	0.00 **
Tax return of capital	—	0.45	—	0.90	—	—	0.02	—	0.05	—

Total distributions /allocations	0.68	1.30	0.68	1.87	0.48	0.46	0.38	0.62	0.67	0.20

Net asset value, end of year or period	37.75	$32.99	$28.74	$33.18	$31.71	$24.87	$22.39	$20.29	$17.34	$16.11

Total Return(1)	16.61%	19.39%	(11.38)%	10.77%	29.57%	13.21%	12.24%	21.19%	12.15%	(29.25)%
Ratios to average net assets:
Net assets, end of year or period ($000’s)	$962,148	$1,017,797	$1,111,855	$1,744,001	$1,489,997	$903,062	$653,514	$425,663	$381,010	$364,244
Expenses	0.51%	0.53%	0.53%	0.51%	0.50%	0.52%	0.49%	0.54%	0.59%	0.51%
Net investment income (loss)	1.81%	1.99%	1.92%	1.68%	1.78%	1.95%	1.90%	1.95%	2.40%	2.15%

(1)	Total return is calculated assuming reinvestment of all dividend, capital gain and return of capital distributions/allocations at net asset value.

*	Calculated using average number of participations outstanding throughout the period.

**	Amount is less than $0.005.

HOW TO PURCHASE PARTICIPATIONS

Initial Investment — Minimum $1,000. By Mail: Send a check payable to Voya Corporate Leaders Trust Fund, along with a completed New Account Application to the address shown on the New Account Application. To transmit funds by wire, contact the Voya Operations Department at (800) 992-0180 and select Option 4 to obtain an account number and indicate your investment professional on the account.

Subsequent Investments. By Mail: Send a check payable to Voya Corporate Leaders Trust Fund, to the address shown on the New Account Application, accompanied by either the detachable form which is part of the confirmation of a prior transaction or a letter indicating the dollar amount of the investment and identifying the Trust, account number and registration. Please note that cash, travelers checks, money orders, checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) and third-party checks generally will not be accepted for investment purposes. Third-party checks are defined as checks originally made payable to any entity or person other than the Trust.

Broker-Dealers: Broker-dealers and financial institutions who process purchase and sale transactions for their customers may charge a transaction fee for these services.

The Open Account: By investing in the Trust, a participant establishes an open account to which all participations purchased, including additional participations purchased under the Distribution Reinvestment Program, will be credited. Participation certificates will be issued for full participations only when requested in writing. Unless payment for participations is made by federal funds wire, certificates will not be issued for fifteen (15) days. In order to facilitate redemptions and transfers, most participation holders elect not to receive certificates.

After an Open Account is established, payments can also be provided for by a pre-authorized investment plan or other authorized automatic bank check program accounts (checks drawn on the investor’s bank periodically for investment in the Trust).

Pre-Authorized Investing Plan:  A participant may arrange to make additional purchases of participations automatically on a monthly or quarterly basis. The investments are automatically deducted from a checking account. The institution must be an Automated Clearing House (“ACH”) member. Should an order to purchase participations of the Trust be cancelled because your automated transfer does not clear, you will be responsible for any resulting loss incurred by the Trust. The participant has the right to discontinue the automatic investing program provided written notice is given ten days prior to the scheduled investment date. Further information regarding this service can be obtained from Voya by calling (800) 992-0180.

Terms of Offering:  If an order to purchase participations is cancelled because the investor’s check does not clear, the purchaser will be responsible for any loss incurred by the Trust. To recover any such loss the Trust reserves the right to redeem participations owned by the purchaser, and may prohibit or restrict the purchaser in placing future orders in any of the Voya family of Funds.

The Trust reserves the right to reject any order, and to waive or lower the investment minimums with respect to any person or class of persons, including participation holders of the Trust’s special investment programs. An order to purchase participations is not binding on the Trust until it has been confirmed in writing.

Shareholder Servicing Agents:  The Trust may enter into Shareholder Servicing Agreements with one or more Shareholder Servicing Agents. The Shareholder Servicing Agent may, as agent for its customers, among other things: answer customer inquiries regarding account status, account history and purchase and redemption procedures; assist participation holders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain participation holder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem participations; furnish quarterly statements and confirmations of purchases and redemptions; transmit, on behalf of the Trust, proxy statements, annual shareholder reports, updated prospectuses and other communications to participation holders of the Trust; receive, tabulate and transmit to the Trust proxies executed by participation holders with respect to meetings of participation holders of the Trust; and provide such other related services as the Trust or a participant may request. For these services, each Shareholder Servicing Agent receives fees, which may be paid periodically, provided that such fees will not exceed, on an annual basis, 0.25% of the average daily net assets of the Trust represented by participations owned during the period for which payment is made. Voya Investments, at no cost to the Trust, may pay to Shareholder Servicing Agents additional amounts from its past profits. Each Shareholder Servicing Agent may, from time to time, voluntarily waive all or a portion of the fees payable to it.

Account Statements:  BNY Mellon Investment Servicing (U.S.) Inc. (the “Transfer Agent”), whose principal office is at 301 Bellevue Parkway, Wilmington, Delaware 19809, will send participation holders either purchasing or redeeming participations of the Trust, a confirmation of the transaction indicating the date the purchase or redemption was accepted, the number of participations purchased or redeemed, the purchase or redemption price per participation, and the amount purchased or redemption proceeds. A statement is also sent to participation holders when a change in the registration, address, or dividend option occurs. Additionally, quarterly account information statements are provided to participants. Participation holders are urged to retain their account statements for tax purposes.

HOW TO REDEEM PARTICIPATIONS

By Mail:  Send to the Trust at the address shown on the New Account Application: (1) a written request for redemption, signed by each registered owner exactly as the participations are registered including the name of the Trust, account number and exact registration; (2) participation certificates for any participations to be redeemed which are held by the participation holder, in certificate form; (3) signature guarantees; when required; and (4) the additional documents required for redemptions by corporations, executors, administrators, trustees, and guardians. Redemptions by mail will not become effective until all documents in proper form have been received by the Transfer Agent. If a participation holder has any questions regarding the requirements for redeeming participations, he or she should call the Trust at (800) 992-0180 prior to submitting a redemption request.

Checks for redemption proceeds will normally be mailed within three (3) business days, but will not be mailed until all payments for the participations to be redeemed have been cleared by the bank on which they were drawn. The Transfer Agent will restrict the mailing of redemption proceeds to a participation holder’s address of record within thirty (30) days of such address being changed unless the participation holder provides a signature guaranteed letter of instruction.

By Telephone:  If you are an existing participant and wish to establish this privilege on your account, please call our Shareholder Services Department at (800) 992-0180 between 9:00 A.M. and 7:00 P.M. Eastern time and request a Special Privilege Form. If you are a new participant, this privilege will automatically be assigned to your account unless you decline on the New Account Application.

Participants redeeming at least $1,000 worth of participations (for which certificates have not been issued) may effect a telephone redemption by calling our Shareholder Services Department at (800) 992-0180 Monday - Friday between 9:00 a.m. and 7:00 p.m. Eastern time. A telephone redemption in good order will be processed at the NAV of the Trust next determined. There is a maximum telephone redemption limit of $100,000.

The redemption proceeds will be made payable to the registered participant(s) and forwarded to the address of record. The Transfer Agent will restrict the mailing of telephone redemption proceeds to a participation holder’s address of record within thirty (30) days of such address being changed, unless the participation holder provides a signature guaranteed letter of instruction. Proceeds of a liquidation may be wired to a pre-designated bank account. See “Telephone Exchange/Redemption Provisions” herein.

Signature Guarantee:  Signature guarantees are required for the following: (a) redemptions by mail involving $100,000 or more; (b) all redemptions by mail, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owners or to an address other than that shown on the participant’s account; (c) changes in instructions as to where the proceeds of redemptions are to be sent; and (d) participation transfer requests.

The Trust requires that the guarantor be either a commercial bank which is a member of the FDIC, a trust company, a savings and loan association, a savings bank, a credit union, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. A notary public is not an acceptable guarantor.

With respect to redemption requests submitted by mail, the signature guarantees must appear either: (a) on the written request for redemption; (b) on a separate instrument of assignment (stock power) specifying the total number of participations to be redeemed; or (c) on participation certificates tendered for redemption and, if participations held by the Trust are also being redeemed, on the letter or stock power.

Redemption Price:  The redemption price will be the NAV per participation of the Trust next determined after receipt by the Trust of a redemption request in proper form.

The redemption price per participation is computed on any Trust business day, which is each day on which the NYSE opens for regular trading and the Federal Reserve Bank of New York and the Trustee are open for business, with the exception of those days on which the SEC determines that trading may be restricted on the NYSE. The calculation is made by (a) adding: (i) the aggregate value of the portfolio securities; (ii) available cash; (iii) amounts in the Distributive Fund, including dividends on the portfolio securities and interest on the investment of monies in the Distributive Fund; and (iv) any other assets of the Trust and (b) deducting: (i) taxes and other governmental charges; (ii) fees and expenses of the Trust; (iii) cash allocated for distribution to participants of record as of a date prior to the evaluation; and (iv) any other liabilities of the Trust. On days when the Trust is closed for business, the Trust does not transact purchase and redemption orders.

Participations will be redeemed in cash from the Trust Fund and the Distributive Fund at a price equal to the next determined participation value following receipt of an appropriate request multiplied by the number of participations being redeemed and subject to payment by the participant of any tax or other governmental charge. If there is insufficient cash in the Trust Fund to pay the portion of the redemption price attributable thereto, the Trustee shall sell stock units. Sales of such securities will be at the best price obtainable subject to any minimum value limitations on sales specified by the Sponsor.

A security listed or traded on a recognized stock exchange is valued at its last sale price prior to the time when assets are valued on the principal exchange on which the security is traded. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. If no sale is reported at that time, the mean between the current bid and asked price will be used. All other securities for which over-the-counter market quotations are readily available are valued at the mean between the last current bid and asked price. Short-term securities having maturity of sixty (60) days or less are valued at amortized cost, when it is determined by the Trustee that amortized cost reflects the fair value of such securities. Securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith by the Trustee.

The right of redemption may be suspended: (a) for any period during which the NYSE is closed or the SEC determines that trading on the NYSE is restricted; (b) when there is an emergency as determined by the SEC as a result of which it is not reasonably practicable for the Trust to dispose of securities owned by it or to determine fairly the value of its net assets; or (c) for such other periods as the SEC may by order permit for the protection of participants. Due to the proportionately high cost of maintaining smaller accounts, the Trust reserves the right to redeem all participations in an account with a value of less than $500 other than as a result of a change in NAV and mail the proceeds to the participant. Participants will be notified before these redemptions are to be made and will have thirty (30) days to make an additional investment to bring their accounts up to the required minimum.

SHAREHOLDER SERVICES

Transfer

Participations may be transferred to another owner. A signature guarantee of the registered participant is required on the letter of instruction or other instrument of assignment.

Systematic Withdrawal Plan

Participants may elect to withdraw cash in fixed amounts from their accounts at regular intervals. The minimum investment to establish a Systematic Withdrawal Plan is $10,000. The minimum withdrawal is $100. Participants may choose from monthly, quarterly, semi-annual or annual payments. If the proceeds are to be mailed to someone other than the registered owner, a signature guarantee is required.

Group Sub-Accounting: To minimize record-keeping by fiduciaries, corporations and certain other investors, the minimum initial investment may be waived.

EXCHANGE PRIVILEGE

Participations may be exchanged for shares of certain funds managed by the Sponsor, on the basis of relative NAV per share at the time of the exchange. In the event shares of one or more of these funds being exchanged by a single investor have a value in excess of $500,000, under certain circumstances, participations may not be purchased until the third business day following the redemption of the shares being exchanged in order to enable the redeeming fund to utilize normal securities settlement procedures in transferring the proceeds of the redemption to the Trust.

SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to information and limitations outlined in this section, you may elect to have a specified dollar amount of participation units systematically exchanged. This systematic exchange can be effected monthly, quarterly, semi-annually or annually from your Trust account to an identically registered account of the Voya mutual fund listed in this section.

The Exchange Privilege and the Systematic Exchange Privilege may be modified at any time or terminated upon sixty (60) days’ written notice to participants.

The Voya mutual fund currently available for exchange is:

Voya GNMA Income Fund (Nasdaq Symbol: LEXNX) Seeks a high level of current income consistent with liquidity and safety of principal through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government.

The Exchange Privilege enables a participant to acquire another Voya mutual fund with a different investment objective when the participant believes that a shift between funds is an appropriate investment decision. Participants contemplating an exchange should obtain and review the prospectus of the Voya mutual fund to be acquired. If an exchange involves investing in an Voya mutual fund not already owned and a new account has to be established, the dollar amount exchanged must meet the minimum initial investment of the Voya mutual fund being purchased. Participants must provide the account number of the existing account. Any exchange between Voya mutual funds is, in effect, a redemption in one Voya mutual fund and a purchase in the other Voya mutual fund. Participants should consider the possible tax effects of an exchange. The Trust and other Voya mutual funds are intended for long-term investment and not as short-term trading vehicles. Voya may prohibit excessive exchanges. Shareholders may make exchanges among their accounts with Voya mutual funds four times each year. Subsequent transactions may not be effected within 30 days of the last transaction. In addition, purchase and sale transactions that are the functional equivalent of exchanges will be subject to these limits. On January 1 of each year, the limit restriction will be reset for all shareholders and any trade restrictions that were placed on an account due to a violation of the policy in the prior year will be removed. The Trust reserves the right to specifically address any trading that might otherwise appear to comply with the restrictions described above if, after consultation with appropriate compliance personnel, it is determined that such trading is nevertheless abusive or adverse to the interests of long-term shareholders. The Trust also reserves the right to modify the frequent trading-market timing policy at any time without prior notice, depending on the needs of the Trust and/or state or federal regulatory requirements.

Telephone Exchange/Redemption Provisions

The telephone exchange and redemption privilege will automatically be assigned to your account unless you decline this privilege on the New Account Application. Exchange or redemption instructions may be given in writing or by telephone.

Telephonic exchanges/redemptions can only involve participants registered on the books of the Trustee; participations held in certificate form cannot be exchanged until surrendered. However, outstanding certificates can be returned to the Trustee and qualify for these services. Any new account established with the same registration will also have the privileges of exchange/redemption by telephone. All accounts involved in a telephonic exchange must have the same registration and dividend option as the account from which the participations were transferred and will also have the privilege of exchange by telephone in the Voya mutual funds in which these services are available.

By not checking the box(es) on the New Account Application declining telephone exchange and/or telephone redemption services, a participant constitutes and appoints Voya Funds Services, LLC (“Voya Funds Services”), the shareholder servicing agent for the Voya mutual funds, as the true and lawful attorney to surrender for redemption or exchange any and all non-certificate shares held by the Trustee in account(s) designated, or in any other account with the Voya mutual funds, present or future which has the identical registration with full power of substitution in the premises and authorizes and directs Voya Funds Services to act upon any instruction from any person by telephone for exchange of shares held in any of these accounts, to purchase shares of any other Voya mutual fund that is available, provided the registration and mailing address of the shares to be purchased are identical to the shares being redeemed, and agrees that neither Voya Funds Services, the Trustee, the Trust or the Voya mutual fund(s) will be liable for any loss, expense or cost arising out of any requests effected in accordance with this authorization which would include requests effected by imposters or persons otherwise unauthorized to act on behalf of the account. Voya Funds Services, the Transfer Agent, and the Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, taxpayer identification number and other information particular to the account. In addition, all exchange transactions will take place on recorded telephone lines and each transaction will be confirmed in writing by the Trust. Voya Funds Services reserves the right to cease to act as agent subject to the above appointment upon thirty (30) days’ written notice to the address of record. If the participant is an entity other than an individual, such entity may be required to certify that certain persons have been duly elected and are now legally holding the titles given and that the said corporation, trust, unincorporated association, etc., is duly organized and existing and has the power to take action called for by this continuing authorization.

Tax Sheltered Retirement Plans

The Trust offers a Prototype Pension and Profit Sharing Plan, including IRAs, SEP-IRA Rollover Accounts, and 403(b)(7) Plans. Plan support services are available through the Shareholder Services Department of the Sponsor. For further information, call (800) 992-0180. An investor participating in any of the Trust’s special plans has no obligation to continue to invest in the Trust and may terminate the Plan with the Trust at any time. Except for expenses of sales and promotion, executive and administrative personnel, and certain services which are furnished by the Sponsor, the cost of the plans generally is borne by the Trust; however, each Qualified Retirement Plan account is subject to an annual maintenance fee of $12.00 charged by the Trustee.

Distribution Reinvestment Program

On June 30 and December 31 of each year, the Distribution Dates, the Trustee will compute to at least two decimal places the amount of the semi-annual distribution per participation for participants of record, and shall use such distributions to purchase additional participations unless the Trustee has been instructed by the participant, in writing, prior to the Distribution Date to pay such distributions in cash.

TAXATION

The Trust is treated as a fixed investment trust under the Internal Revenue Code of 1986, as amended (the “Code”), and not an association taxable as a corporation. The Trust is also treated as a grantor trust under the Code. As a result, the Trust will not be subject to federal income taxes. In addition, for federal income tax purposes, each participant is treated as the owner of his pro rata portion (i.e., the ratio of the number of participations owned by the participant to the total number of participations outstanding) of: (i) the common stock of each corporation and any cash held in the Trust Fund; and (ii) the securities and cash held in the Distributive Fund.

Each participant is treated as receiving his/her pro rata portion of dividends and any other distributions received by the Trust on the common stock of the corporations held in the Trust Fund and interest received by the Trust from the investment of such dividends (and any other amounts) deposited in the Distributive Fund. Each participant shall include in gross income his/her pro rata portion of such dividends and interest when such dividends and interest are received by the Trust (or, in the case of an accrual basis participant, as such interest accrues), regardless of when such dividends and interest are distributed by the Trust to participants (or reinvested in additional participations) and regardless of the fact that a portion of such dividends and interest are not distributed to participants (or reinvested in additional participations) but rather are used to pay the fees and expenses of the Trust. A corporate participant will generally be entitled to the dividends-received deduction with respect to the dividends so included in its gross income, subject to various limitations and restrictions imposed by the Code.

Current tax law generally provides for a maximum tax rate for individual taxpayers of either 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts) on long-term capital gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. The following are guidelines for how certain earnings of the Trust are generally taxed to individual taxpayers:

•	Earnings from qualifying dividends and qualifying long-term capital gains generally will be taxed at a maximum rate of 15% or 20%.

•	Note that earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends.

•	A shareholder will also have to satisfy a more than 60-day holding period with respect to any qualifying dividends in order to obtain the benefit of the lower tax rate.

•	Earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be subject to tax at the ordinary income tax rate applicable to the taxpayer.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including dividends, interest and net gains from redemptions or other taxable dispositions of securities held through the Trust) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

A corporate participant will also be entitled to a deduction for its pro rata portion of fees and expenses paid by the Trust. For taxable years beginning before 2026, a noncorporate individual participant generally will not be permitted to deduct his/her pro rata portion of fees and expenses paid by the Trust.

The purchase price paid by a participant for his/her participations (excluding any portion thereof attributable to, and to be deposited in, the Distributive Fund) shall be allocated (based upon relative fair market values) among the participant’s pro rata portion of the common stock of each corporation and any cash held in the Trust Fund, in order to determine his/her tax basis in his/her pro rata portion of the common stock of each corporation. If the common stock of any of the corporations held in the Trust Fund is sold by the Trust, each participant will be considered to have sold his/her pro rata portion of the common stock of that corporation and will be considered to have received his/her pro rata portion of the sale proceeds received by the Trust. If a participant redeems his/her participations, he/she will be considered to have sold his/her pro rata portion of the common stock of each corporation. The redemption price received by the participant (excluding any portion thereof attributable to, and paid out of, the Distributive Fund) shall be allocated (based upon relative fair market values) among his/her pro rata portion of the common stock of each corporation and any cash held in the Trust Fund. If a participant is considered to have sold his/her pro rata portion of the common stock of any corporation, he/she will recognize a capital gain or loss equal to the difference between the amount he/she is considered to have received with respect thereto and his/her tax basis therein. Any such capital gain or loss generally will be long-term capital gain or loss if the participant held his/her participations for more than one year.

Under the backup withholding rules of the Code, certain participants may be subject to 24% (at current tax rates) withholding of federal income tax on distributions and redemption payments made by the Trust. In order to avoid this backup withholding, a participant must provide the Trust with a correct taxpayer identification number (which for most individuals is their Social Security number) or certify that it is a corporation or otherwise exempt from or not subject to backup withholding. The New Account Application included with this Prospectus provides for participant compliance with these certification requirements.

Unlike most mutual funds, the Trust is required to report taxable and non-taxable income, capital gains, and expenses attributable to your investment on Internal Revenue Service (“IRS”) Form 1041, Schedule K-1 rather than merely reporting distributions of income and gains on IRS Form 1099. Because accurate information is required, the Trust will normally report information only after the annual audit of the Trust. Although the Trust is generally required to provide Form 1041, Schedule K-1 to investors by April 15th following the calendar year to which such information relates, the Trust attempts to provide Form 1041, Schedule K-1 in an expeditious manner after the required information is available, normally in early March.

If you are a foreign investor, you may be subject to U.S. federal withholding taxes on some or all of the income from the Trust. Foreign investors should consult their tax advisors with respect to the potential application of U.S. federal withholding taxes to their particular circumstances.

Sections 1471 through 1474 of the Code (“FATCA”) generally impose a withholding tax of up to 30% on certain payments to persons that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Participants should consult their tax advisors regarding the potential application of FATCA to their particular circumstances.

Prospective participants are urged to consult their own tax advisors as to the tax consequences of an investment in the Trust.

INVESTMENT RETURN

The Trust may, from time to time, include total return information in advertisements and reports to participants. The average annual total return of the Trust for the one- (1), five- (5), and ten- (10) year periods ended December 31, 2017 is set forth in the following table:

Period	Average Annual Total Return
1 year ended December 31, 2017	16.61%
5 years ended December 31, 2017	12.11%
10 years ended December 31, 2017	8.03%

This performance is calculated pursuant to the formula P(1+T)n = ERV (where P = a hypothetical investment of $1,000; T = the average annual total return; n = the number of years and ERV = the ending redeemable value of the hypothetical $1,000 investment). The computation reflects the reinvestment of all dividends and distributions reinvested on participations acquired with the original hypothetical $1,000 investment. Past results are not necessarily representative of future results.

Comparative performance information may be used from time to time in advertising or marketing of the Trust’s participations, including data from Lipper, Inc., the Dow Jones Industrial Average Index and S&P 500® Index. Such comparative performance information will be stated in the same terms in which the comparative data and indices are stated.

AMENDMENT AND TERMINATION

The Sponsor and Trustee may amend the Indenture without the consent of participants: (i) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent; (ii) to change any provision as may be required by the SEC or any successor governmental agency; or (iii) to make any other provisions which do not adversely affect the interest of participants. The Indenture may be amended by the Sponsor and the Trustee with the consent of a majority of the participations entitled to vote.

The Trust and Indenture will terminate on November 30, 2100 or upon the sale or disposition of the last portfolio security of the Trust unless terminated sooner by written instrument executed by the Sponsor and consented to by participants owning 51% of the then outstanding participations. The Trustee will deliver written notice of any termination to each participant specifying the times at which the participants may surrender their certificates for cancellation. Within a reasonable period of time after the termination, the Trustee will distribute to each participant registered on the Trustee’s books in uncertificated form, and to each other participant upon surrender for cancellation of his certificate, after deducting all unpaid expenses, fees, taxes and other governmental charges, the participant’s interest in the Distributive Fund (into which had been deposited the proceeds from the sale of the portfolio securities) and furnish to each participant a final account statement.

RESIGNATION, REMOVAL AND LIMITATIONS ON LIABILITY OF SPONSOR

Sponsor

The Sponsor may resign upon written notice to the Trustee. The resignation will not become effective unless the Trustee shall have appointed a successor sponsor to assume, with such compensation as the Trustee may deem reasonable under the circumstances, the duties of the resigning Sponsor. If the Sponsor fails to perform its duties for thirty (30) days after notice from the Trustee, or becomes incapable of acting or becomes bankrupt or its affairs are taken over by a public official, then the Sponsor will be automatically discharged. The Sponsor shall be under no liability to the Trust or to the participants for taking any action or for refraining from taking any action in good faith or for errors in judgment or for depreciation or loss incurred by reason of the purchase or sale of any portfolio security. This provision, however, shall not protect the Sponsor in cases of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

Trustee

The Trustee may resign upon written notice to the Sponsor and by mailing a copy of such notice to all participants of record not less than sixty (60) days prior to the effective date of their resignation. The Sponsor shall then use its best efforts to promptly appoint a successor trustee, and if upon resignation of the Trustee no successor has been appointed within thirty days after notification, the Trustee may apply to a court of competent jurisdiction for the appointment of a successor. If, after such an application by the Trustee is made to a court of competent jurisdiction and the court is unable to appoint a successor trustee, then no earlier than six (6) months after the date of such application, the Trustee may notify each participant and the Sponsor that the Trust shall terminate on a day no earlier than six months from the date of such notice unless a successor trustee is appointed. If the Trustee fails to perform its duties or becomes incapable of acting or becomes bankrupt or a public official takes over its affairs, the Sponsor may remove the Trustee and appoint a successor trustee by written notice to the Trustee. The Trustee shall be under no liability for any action taken in good faith in reliance upon prima facie properly executed documents or for the disposition of monies or portfolio securities. This provision shall not protect the Trustee in cases of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties. The Trustee will not be responsible for the misconduct of any of its agents, attorneys, accountants or auditors if they were selected with reasonable care.

MISCELLANEOUS

Trustee

The Trustee is The Bank of New York Mellon (Federal I.D. #13-5160382), a trust company incorporated under the laws of New York and subject to regulation by the FDIC. Its principal office is at 225 Liberty Street,

New York, New York 10286. The Trustee receives a fee of $10,000 per year for its services as set forth in the Indenture and is reimbursed for all of its disbursements relating to the Trust. In addition, the Trustee receives fees for acting as Custodian and for providing portfolio, tax accounting and recordkeeping services. During the year ended December 31, 2017, fees received by The Bank of New York Mellon were $56,618.

Sponsor

The Sponsor, Voya Investments (Federal I.D. #03-0402099), an Arizona limited liability company, serves as investment adviser and sponsor to registered investment companies and to structured finance vehicles. Its principal office is at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. The Sponsor is responsible for performing certain administrative services for the Trust including shareholder servicing, answering inquiries, blue sky compliance and accounting. For performing such administrative services the Sponsor receives an annual fee of 0.40% of the Trust’s average daily net assets. For the year ended December 31, 2017, Voya Investments received fees of $3,868,758.

The Sponsor is an indirect, wholly-owned subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries.

The principal officers of the Sponsor and their principal occupations during the past five years are as follows:

Name, Address and Age	Position(s) Held with the Sponsor	Principal Occupation(s) During the Last Five Years(1)
Michael Bell 230 Park Avenue New York, NY 10169 Age: 49	Chief Executive Officer	Chief Executive Officer, Voya Investments, LLC (March 2018 - Present) and Managing Director, Chief Financial Officer, Voya Investment Management (September 2014 - Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 - March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003 - September 2014).

Dina Santoro 230 Park Avenue New York, NY 10169 Age: 44	President	President, Voya Investments, LLC (March 2018 - Present) and Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 - Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 - August 2017).

Jim Fink 230 Park Avenue New York, NY 10169 Age: 50	Managing Director	Managing Director, Voya Investments, LLC (March 2018 - Present) and Chief Administrative Officer, Voya Investment Management (September 2017 - Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 - September 2017).

Stanley D. Vyner 230 Park Avenue New York, NY 10169 Age: 67	Executive Vice President and Chief Investment Risk Officer	Executive Vice President, Voya Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).

Harley J. Eisner 7337 East Doubletree Ranch Rd., Suite 100 Scottsdale, AZ 85258 Age: 56	Senior Vice President, Chief Financial Officer & Treasurer	Senior Vice President, Chief Financial Officer, and Treasurer, Voya Investments, LLC (March 2018 - Present) and Vice President, Head of Financial Management/Reporting, Voya Investment Management (April 2008 - Present).

Name, Address and Age	Position(s) Held with the Sponsor	Principal Occupation(s) During the Last Five Years(1)
Micheline S. Faver 7337 East Doubletree Ranch Rd., Suite 100 Scottsdale, AZ 85258 Age: 40	Vice President and Chief Compliance Officer	Vice President, Head of Fund Compliance, Voya Investments, LLC and Chief Compliance Officer for Voya Investments, LLC (June 2016 - Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 - June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 - March 2014); Assistant Vice President, Senior Project Manager (May 2008 - May 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd., Suite 100 Scottsdale, AZ 85258 Age: 54	Secretary	Secretary, Voya Investments, LLC (January 2004 - Present) and Senior Vice President and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present).

(1)	The officers hold office until their successors shall have been elected and qualified.

Distributor

The Trustee has appointed Voya Investments Distributor, LLC (Federal I.D. #95-4516047), a registered broker-dealer, to act as distributor for the Trust. Its principal office is at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. Voya Investments Distributor, LLC is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Sponsor. Voya Investments Distributor, LLC receives no financial consideration for its services.

Independent Registered Public Accounting Firm

KPMG LLP serves as an independent registered public accounting firm for the Trust. KPMG LLP provides audit services and tax return preparation services. KPMG LLP is located at Two Financial Center, 60 South Street, Boston, Massachusetts 02111.

Privacy Policy

The Voya mutual funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180, obtain a policy over the internet at www.voyainvestments.com, or see the privacy promise that accompanies this Prospectus.

This Prospectus does not contain all of the information with respect to the investment company set forth in its registration statements and exhibits relating thereto which have been filed with the SEC, Washington, D.C. under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

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No person is authorized to give any information or to make any representations not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Trust, the Trustee or the Sponsor. The Trust is registered as a unit investment trust under the Investment Company Act of 1940. Such registration does not imply that the Trust has been guaranteed, sponsored, recommended or approved by the United States or any state or any agency or officer thereof.

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This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy securities in any state to any person to whom it is not lawful to make such offer in such state.

IF YOU HAD INVESTED $10,000 77 YEARS AGO

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

With Income Dividends and Capital Gains Distributions Reinvested

The table below covers the period from March 16, 1941 to December 31, 2017. This period was one of generally rising common stock prices. The results shown should not be considered as a representation of the dividends and other distributions which may be realized from an investment made in the Trust today. A program of the type illustrated does not assure a profit or protect against depreciation in declining markets.

Long-term investments in industry, such as Voya Corporate Leaders® Trust Fund, tend to move with the basic inflationary trend and offer your dollars an opportunity to grow.

Cumulative cost figure represents the initial investment of $10,000 plus the cumulative amount of dividends reinvested. Dividends and other distributions were assumed to have been reinvested in additional participations at the reinvestment price. The value of participations “Initially Acquired” includes the value of additional participations created as a result of the reinvestment of that portion of the semi-annual distributions representing “A Return of Capital” (the proceeds from securities sold representing the cost of securities sold, and other principal transactions). No adjustment has been made for any income taxes payable by Participants on dividends or other distributions reinvested in additional participations.

The dollar amounts of distributions from realized gains (determined at the Trust level) reinvested in additional participations were: 1941—None; 1942—None; 1943—None; 1944—$3; 1945—$450; 1946—None; 1947—$44; 1948—$338; 1949—None; 1950—$283; 1951—$796; 1952—$185; 1953—$10; 1954—$812; 1955—$474; 1956—$4,347; 1957—$48; 1958—$17; 1959—$3,032; 1960—$2,371; 1961—$2,118; 1962—$2,749; 1963—$735; 1964—$3,138; 1965—$9,035; 1966—$1,077; 1967—$48; 1968—$4,121; 1969—$102; 1970—$644; 1971—$1,862; 1972—$2,300; 1973—None; 1974—None; 1975—None; 1976—$5,071; 1977—$4,161; 1978—None; 1979—None; 1980—$5,182; 1981—$31,473; 1982—None; 1983—$18,602; 1984—$8,258; 1985—$39,496; 1986—$64,138; 1987—$69,182; 1988—$49,350; 1989—$99,410; 1990—$148,727; 1991—$39,773; 1992—$52,819; 1993—$46,262; 1994—$160,296; 1995—$7,696; 1996—$62,612; 1997—$664,104; 1998—$83,389; 1999—$51,130; 2000—$144,290; 2001—None; 2002—None; 2003—None; 2004—$318; 2005—$49,885; 2006—None; 2007—$219,134; 2008—$810; 2009—None; 2010—$118,450; 2011—None; 2012—None; 2013—None; 2014—$231,855; 2015—None; 2016—$114,627; 2017—None; Total $2,631,639.

				VALUE OF PARTICIPATIONS

Year Ended Dec. 31	Amount of Dividends Reinvested Semi-Annually	Cumulative Cost of Participations Purchased Through Reinvestment of Dividends	Cumulative Cost Including Reinvested Dividends	Initially Acquired	Purchased Through Reinvestment of Distributions From Realized Gains (Cumulative)	Sub-Total	Purchased Through Reinvestment of Dividends (Cumulative)	Net Asset Value	Number of Participations
1941*	—	—	$10,000	$8,799	—	$8,799	—	$8,799	566
1942	—	—	10,000	9,613	—	9,613	—	9,613	584
1943	$190	$190	10,190	10,809	—	10,809	$188	10,997	601
1944	192	382	10,382	11,983	$3	11,986	402	12,388	620
1945	215	597	10,597	14,709	464	15,173	682	15,855	693
1946	187	784	10,784	13,961	430	14,391	816	15,207	716
1947	370	1,154	11,154	14,639	447	15,086	1,141	16,227	824
1948	513	1,668	11,668	14,840	718	15,558	1,480	17,038	989
1949	509	2,177	12,177	17,113	701	17,814	1,968	19,782	1,176
1950	804	2,980	12,980	19,871	994	20,865	2,779	23,644	1,392
1951	1,012	3,992	13,992	21,659	1,756	23,415	3,674	27,089	1,652
1952	1,054	5,046	15,046	24,356	2,016	26,372	4,901	31,273	1,845
1953	1,217	6,263	16,263	24,849	2,030	26,879	6,149	33,028	1,945
1954	1,378	7,641	17,641	33,779	3,476	37,255	9,475	46,730	2,117
1955	1,599	9,240	19,240	39,164	4,398	43,562	12,349	55,911	2,243
1956	1,790	11,030	21,030	38,511	7,051	45,562	10,475	56,037	3,123
1957	1,910	12,940	22,940	36,268	6,574	42,842	11,496	54,338	3,269
1958	2,134	15,075	25,075	48,925	8,778	57,703	17,710	75,413	3,406
1959	2,184	17,258	27,258	55,426	11,821	67,247	19,992	87,239	3,906
1960	2,416	19,674	29,674	55,782	12,653	68,435	19,772	88,207	4,562
1961	2,697	22,371	32,371	67,126	16,993	84,119	25,757	109,876	4,881
1962	2,926	25,296	35,296	62,396	17,033	79,429	24,446	103,875	5,541
1963	3,243	28,540	38,540	71,467	19,863	91,330	30,711	122,041	5,803
1964	3,553	32,093	42,093	83,001	24,049	107,050	35,865	142,915	6,452
1965	3,855	35,948	45,948	92,523	30,246	122,769	35,623	158,392	8,066
1966	4,571	40,519	50,519	74,713	24,491	99,204	31,774	130,978	8,606
1967	5,060	45,579	55,579	83,121	27,090	110,211	40,165	150,376	8,948
1968	5,573	51,153	61,153	89,160	32,157	121,317	46,879	168,196	9,710
1969	5,915	57,068	67,068	75,017	26,979	101,996	44,536	146,532	10,115
1970	6,009	63,077	73,077	82,621	28,564	111,185	52,500	163,685	10,957
1971	6,190	69,267	79,267	93,454	32,126	125,580	61,694	187,274	11,856
1972	6,585	75,852	85,852	108,913	38,484	147,397	75,949	223,346	12,605
1973	7,371	83,223	93,223	93,151	32,729	125,880	71,868	197,748	13,123
1974	8,196	91,419	101,419	68,448	22,864	91,312	57,376	148,688	14,124
1975	9,139	100,557	110,557	91,498	30,474	121,972	85,413	207,385	14,781
1976	9,666	110,223	120,223	115,461	37,963	153,424	101,306	254,730	16,914
1977	11,237	121,460	131,460	108,466	35,919	144,385	96,397	240,782	18,898
1978	13,283	134,743	144,743	110,210	34,687	144,897	105,738	250,635	20,370
1979	15,804	150,547	160,547	139,110	34,774	173,884	121,307	295,191	23,931
1980	19,369	169,916	179,916	173,026	47,488	220,514	165,362	385,876	26,181
1981	21,822	191,738	201,738	163,070	62,645	225,715	140,698	366,413	33,836
1982	24,452	216,190	226,190	191,554	69,992	261,546	183,359	444,905	36,772
1983	25,923	242,114	252,114	235,913	91,870	327,783	218,649	546,432	42,757
1984	28,926	271,040	281,040	250,855	91,476	342,331	226,566	568,897	49,375
1985	31,808	302,848	312,848	333,623	145,913	479,536	293,217	772,753	58,251
1986	39,216	342,064	352,064	408,170	212,840	621,010	342,608	963,618	69,711
1987	40,394	382,458	392,458	412,599	241,185	653,784	326,728	980,512	83,847
1988	71,268	453,726	463,726	470,438	297,425	767,863	407,155	1,175,018	97,918
1989	45,103	498,829	508,829	583,494	438,476	1,021,970	509,512	1,531,482	111,950
1990	51,303	550,132	560,132	552,346	473,992	1,026,338	440,810	1,467,148	139,330
1991	55,828	605,960	615,960	654,372	558,392	1,212,764	539,190	1,751,954	152,079
1992	55,460	661,420	671,420	700,391	619,341	1,319,732	600,946	1,920,678	165,291
1993	54,505	715,925	725,925	814,945	727,611	1,542,556	715,658	2,258,214	176,699
1994	60,332	776,257	786,257	832,095	759,684	1,591,779	649,069	2,240,848	213,211
1995	61,329	837,586	847,586	1,207,794	998,228	2,206,022	913,513	3,119,535	227,040
1996	64,546	902,132	912,132	1,452,214	1,232,426	2,684,640	1,134,598	3,819,238	237,959
1997	71,379	973,511	983,511	1,794,519	1,785,369	3,579,888	1,121,302	4,701,190	315,940
1998	72,385	1,045,896	1,055,896	1,948,610	1,965,327	3,913,937	1,254,684	5,168,621	329,211
1999	78,614	1,124,510	1,134,210	2,198,244	2,216,745	4,414,989	1,460,590	5,875,579	339,629
2000	83,954	1,208,464	1,218,464	2,110,219	2,102,065	4,212,284	1,373,566	5,585,850	365,566
2001	87,573	1,296,037	1,306,037	2,078,537	2,010,351	4,088,888	1,404,585	5,493,473	374,470
2002	101,940	1,397,977	1,407,977	1,949,478	1,593,186	3,542,664	1,297,329	4,839,993	385,657
2003	118,480	1,516,457	1,526,457	2,404,867	1,963,872	4,368,739	1,726,265	6,095,003	394,004
2004	130,047	1,646,504	1,656,504	2,762,373	2,256,205	5,018,578	2,121,108	7,139,687	401,801
2005	141,479	1,787,983	1,797,983	3,082,995	2,422,917	5,505,912	2,373,446	7,879,358	422,052
2006	170,464	1,958,447	1,968,447	3,628,162	2,851,178	6,479,340	2,974,315	9,453,654	430,307

				VALUE OF PARTICIPATIONS

Year Ended Dec. 31	Amount of Dividends Reinvested Semi-Annually	Cumulative Cost of Participations Purchased Through Reinvestment of Dividends	Cumulative Cost Including Reinvested Dividends	Initially Acquired	Purchased Through Reinvestment of Distributions From Realized Gains (Cumulative)	Sub-Total	Purchased Through Reinvestment of Dividends (Cumulative)	Net Asset Value	Number of Participations
2007	$170,749	$2,129,196	$2,139,196	$3,989,782	$3,203,990	$7,193,772	$3,282,768	$10,476,540	455,926
2008	90,253	2,219,449	2,229,449	2,796,979	2,246,741	5,043,720	2,368,431	7,412,151	460,126
2009	285,945	2,505,395	2,515,395	3,025,557	2,418,280	5,443,837	2,868,890	8,312,727	480,013
2010	177,865	2,683,259	2,693,259	3,539,563	2,977,230	6,516,793	3,557,401	10,074,194	497,163
2011	178,456	2,861,715	2,871,715	3,918,008	3,285,371	7,203,379	4,103,895	11,307,275	505,688
2012	235,904	3,097,619	3,107,619	4,352,124	3,649,271	8,001,395	4,799,571	12,800,965	515,383
2013	250,866	3,348,484	3,358,484	5,548,606	4,652,930	10,201,536	6,384,674	16,586,210	523,743
2014	993,684	4,342,168	4,352,168	5,556,664	5,109,409	10,666,073	7,706,471	18,372,544	576,744
2015	395,486	4,737,654	4,747,654	4,798,352	4,425,691	9,224,043	7,057,705	16,281,748	590,052
2016	770,200	5,507,854	5,517,854	5,361,720	5,194,778	10,556,498	8,882,281	19,438,779	625,176
2017	425,219	5,933,073	5,943,073	6,108,534	5,944,312	12,052,846	10,614,713	22,667,559	637,119

*  From March 16, 1941.

Note—During 1990 all sales charges were eliminated. The above table reflects the change to a “no load” status as if it were in effect for the entire period shown. The amounts shown as dividends for periods after October 31, 1988 include interest income from the investment of amounts deposited in the Distributive Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participation Holders and Trustee

Voya Corporate Leaders® Trust Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Corporate Leaders® Trust Fund — Series B (the “Fund”), a series of Voya Corporate Leaders® Trust Fund, including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts

February 15, 2018

VOYA CORPORATE LEADERS® TRUST FUND

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2017

ASSETS:
Investments in securities at fair value (cost $676,121,891)	$952,081,666
Cash	12,516,907
Restricted cash (Note 2)	1,119,776
Receivables:
Participations sold	169,706
Dividends	178,337
Prepaid expenses	17,997

Total assets	966,084,389

LIABILITIES:
Payable for participations redeemed	1,876,466
Distribution payable	1,119,776
Accrued Sponsor’s maintenance fees payable	326,390
Other accrued expenses and liabilities	613,358

Total liabilities	3,935,990

NET ASSETS	$962,148,399

NET ASSETS WERE COMPRISED OF:
Paid-in capital	686,188,624
Net unrealized appreciation	275,959,775

NET ASSETS:
Balance applicable to participations at December 31, 2017, equivalent to $37.75 per participation on 25,485,701 participations outstanding	$962,148,399

See Accompanying Notes to Financial Statements

VOYA CORPORATE LEADERS® TRUST FUND

STATEMENTS OF OPERATIONS for the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$22,354,158
Interest	26,558

Total investment income	22,380,716

EXPENSES:
Sponsor maintenance fee (Note 4)	3,868,758
Transfer agent fees	778,542
Shareholder reporting expense	61,220
Registration and filing fees	52,295
Professional fees	57,452
Custody and accounting fees (Note 4)	56,618
Miscellaneous expense	6,935

Total expenses	4,881,820

Net investment income	17,498,896

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	63,808,042
Net change in unrealized appreciation or depreciation on investments	64,760,982

Net realized and unrealized gain on investments	128,569,024

Increase in net assets resulting from operations	$146,067,920

See Accompanying Notes to Financial Statements

VOYA CORPORATE LEADERS® TRUST FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$17,498,896	$20,473,645
Net realized gain on investments	63,808,042	78,326,114
Net change in unrealized appreciation or depreciation on investments	64,760,982	80,860,882

Increase in net assets resulting from operations	146,067,920	179,660,641

FROM DISTRIBUTIONS TO PARTICIPATIONS:
Net investment income	(18,120,915)	(20,763,083)
Net realized gains	—	(5,793,667)
Return of capital	—	(13,303,971)

Total distributions	(18,120,915)	(39,860,721)

FROM PARTICIPATION TRANSACTIONS:
Net proceeds from sale of participations	35,398,534	62,527,887
Reinvestment of distributions	15,842,129	35,095,842

	51,240,663	97,623,729
Cost of participations redeemed	(234,836,279)	(331,481,699)

Net decrease in net assets resulting from participation transactions	(183,595,616)	(233,857,970)

Net decrease in net assets	(55,648,611)	(94,058,050)

NET ASSETS:
Beginning of year (period)	1,017,797,010	1,111,855,060

End of year (period)	$962,148,399	$1,017,797,010

See Accompanying Notes to Financial Statements

VOYA CORPORATE LEADERS® TRUST FUND

FINANCIAL HIGHLIGHTS

Selected data for each participation of the Trust outstanding throughout each year or period.

	Year or Period Ended December 31,
	2017	2016	2015	2014	2013
Per Participation Operating Performance:
Net asset value, beginning of year or period	$32.99	$28.74	$33.18	$31.71	$24.87
Income (loss) from investment operations:
Net investment income (loss)	$0.62 *	$0.61 *	$0.60 *	$0.55 *	$0.51 *
Net realized and unrealized gain (loss)	$4.82	$4.94	$(4.36)	$2.79	$6.81
Total from investment operations	$5.44	$5.55	$(3.76)	$3.34	$7.32

Less distributions from:
Net investment income	$0.68	$0.66	$0.68	$0.53	$0.48
Net realized gains	$—	$0.19	$—	$0.44	$—
Tax return of capital	$—	$0.45	$—	$0.90	$—
Total distributions/allocations	$0.68	$1.30	$0.68	$1.87	$0.48
Net asset value, end of year or period	$37.75	$32.99	$28.74	$33.18	$31.71
Total Return(1)	16.61%	19.39%	(11.38)%	10.77%	29.57%

Ratios to average net assets:
Net assets, end of year or period ($000’s)	$962.148	$1,017,797	$1,111,855	$1,744,001	$1,489,997
Expenses(2)	0.51%	0.53%	0.53%	0.51%	0.50%
Net investment income (loss)(2)	1.81%	1.99%	1.92%	1.68%	1.78%

(1)	Total return is calculated assuming reinvestment of all dividend, capital gain and return of capital distributions/allocations at net asset value.
(2)	Annualized for periods less than one year.
*	Calculated using average number of participations outstanding throughout the period.

See Accompanying Notes to Financial Statements

VOYA CORPORATE LEADERS® TRUST FUND

NOTES TO FINANCIAL STATEMENTS

as of December 31, 2017

NOTE 1 — NATURE OF BUSINESS AND BASIS OF PRESENTATION

Voya Corporate Leaders® Trust Fund (the “Trust”), is an unincorporated Unit Investment Trust under the Investment Company Act of 1940 and registered as such with the Securities and Exchange Commission (“SEC”). Series B commenced operations in 1941 as a series of the Trust, which was created under a Trust Indenture under New York law, dated November 18, 1935, as amended.

The Trust seeks long-term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue chip corporations.

The Trust is comprised of a Trust Fund (“Trust Fund”) and a Distributive Fund (“Distributive Fund”). The Trust Fund is composed of stock units, each unit consisting of one share of common stock of each of the twenty corporations (except with respect to shares received from spin-offs or mergers of existing portfolio securities — see discussion below) and such cash as may be available for the purchase of stock units. Cash received on sales of participations (excluding the portion thereof, if any, attributable to the value of, and therefore deposited in, the Distributive Fund), including distributions by the Trust which are reinvested in additional participations under the Distribution Reinvestment Program described herein, is held in the Trust Fund without interest until receipt of sufficient cash to purchase at least one hundred stock units. To the extent monies remain uninvested in the Trust, The Bank of New York Mellon (“the Trustee”) serving as Trustee for the Trust, will derive a benefit therefrom.

All dividends and any other cash distributions received by the Trust with respect to the common stock held in the Trust Fund are deposited in the Distributive Fund. Any non-cash distributions received by the Trust with respect to the common stock held in the Trust Fund (excluding additional shares of common stock received upon a stock split which shall remain assets of the Trust Fund) are sold by the Trustee and the proceeds of sale are deposited in the Distributive Fund. The Trustee should invest the funds deposited in the Distributive Fund in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in repurchase agreements collateralized by such U.S. government obligations, which mature prior, and as close as practicable, to the next Distribution Date. The interest earned on such investments is also deposited in the Distributive Fund. Fees and expenses of the Trust are paid from the Distributive Fund. The Trustee may from time to time set aside out of the Distributive Fund a reserve for payments of taxes or other governmental charges.

On each Distribution Date, the Trustee uses the money in the Distributive Fund to purchase additional participations for participants under the Distribution Reinvestment Program unless the participant has elected to receive the distribution in cash.

In the event of the merger, consolidation, re-capitalization, or readjustment of the issuer of any portfolio security with any other corporation, the sponsor may instruct the Trustee, in writing, to accept or reject such offer or take such other action as the sponsor may deem proper. Any securities received in exchange shall be held by the Trust and shall be subject to the terms and conditions of the Indenture to the same extent as the securities originally held in the Trust. Securities received pursuant to an exchange may result in the Trust holding fewer shares than originally held in the portfolio security. Each stock unit issued after the effective date of such an exchange will include one share of the corporation received on exchange.

VOYA CORPORATE LEADERS® TRUST FUND

NOTES TO FINANCIAL STATEMENTS

as of December 31, 2017 (Continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements. The Trust is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Valuation of Securities.    The Trust is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share of the Trust is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of the Trust is calculated by taking the value of the Trust’s assets, subtracting the Trust’s liabilities and dividing by the number of participations of the Trust that are outstanding. On days when the Trust is closed for business, Trust participations will not be priced and the Trust does not transact purchase and redemption orders. To the extent the Trust’s assets are traded in other markets on days when the Trust does not price its participations, the value of the Trust’s assets will likely change and you will not be able to purchase or redeem participations of the Trust.

A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Investments for which no sale is reported, or which are traded over-the-counter, are valued at the mean between bid and ask prices. Securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith by the Trustee.

Fair value is defined as the price that the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including Voya Investments, LLC’s or pricing committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Trust’s investments under these levels of classification is included following the Portfolio of Investments.

B. Income Taxes.    No provision for federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code of 1986, as amended, is treated as a Grantor Trust and all its income is taxable to the holders of participations. Management has considered the sustainability of the Trust’s tax positions taken on federal income tax returns for all open tax years in making this determination.

As of December 31, 2017, no provision for income tax would be required in the Trust’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Trust’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

VOYA CORPORATE LEADERS® TRUST FUND

NOTES TO FINANCIAL STATEMENTS

as of December 31, 2017 (Continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

C. Distributions to Participation Holders.    Semi-annual distributions will be reinvested at NAV in additional participations of the Trust unless the Participant notifies the Trustee to pay such distributions in cash.

D. Securities Transactions & Revenue Recognition.    Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

E. Accounting Estimates.    The preparation of financial statements in accordance with GAAP for investment companies requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Restricted Cash.    All cash held in the Distributive Fund throughout the period is intended solely for distributions.

G. Indemnifications.    In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — DISTRIBUTIONS/ALLOCATIONS

For the year ended December 31, 2017, distributions from net investment income were $18,120,915, equivalent to $0.68 per participation. For the year ended December 31, 2016, distributions from net investment income were $20,763,083, equivalent to $0.66 per participation.

For the year ended December 31, 2017, there were no distributions from net realized gains. For the year ended December 31, 2016, distributions from net realized gains were $5,793,667, equivalent to $0.19 per participation.

For the year ended December 31, 2017, there were no distributions from tax return of capital. For the ended December 31, 2016, distributions from tax return of capital were $13,303,971, equivalent to $0.45 per participation.

The distributions/allocations presented above do not reflect the reinvestment, if any, of that portion of the proceeds from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the Trust Fund.

Effective June 1, 1998, the Trust amended its Trust indenture requiring that additional shares of common stock received as a result of a stock split shall remain assets of the Trust.

NOTE 4 — TRUSTEE, SPONSOR AND OTHER RELATED PARTY FEES

The Trustee receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio accounting and record keeping services, which aggregated to $56,618 for the year ended December 31, 2017.

VOYA CORPORATE LEADERS® TRUST FUND

NOTES TO FINANCIAL STATEMENTS

as of December 31, 2017 (Continued)

NOTE 4 — TRUSTEE, SPONSOR AND OTHER RELATED PARTY FEES (continued)

Voya Investment, LLC (the “Sponsor”) serves as sponsor to the Trust. The Trust pays a maintenance fee to the Sponsor on an annual basis, equal to 0.40% of the average daily net assets of the Trust.

NOTE 5 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2017, the cost of purchases and the proceeds of sales of investment securities were $18,170,549 and $185,642,837, respectively.

NOTE 6 — PARTICIPATIONS ISSUED AND REDEEMED

	Number of Participations
	Year Ended December 31, 2017	Year Ended December 31, 2016
Issued on payments from holders	1,038,241	2,035,399

Issued on reinvestment of dividends and distributions/ allocations	446,565	1,079,561

Redeemed	(6,850,689)	(10,955,870)

Net decrease	(5,365,883)	(7,840,910)

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2107, the Trust had the following payable included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities:

Accrued Expense	Amount
Transfer Agent	$467,886

NOTE 8 — SUBSEQUENT EVENTS

The Trust has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

VOYA CORPORATE LEADERS® TRUST FUND, SERIES B

PORTFOLIO OF INVESTMENTS as of December 31, 2017

	Shares	Value	Percentage of Net Assets
COMMON STOCK: 99.0%

Consumer Discretionary: 6.2%
CBS Corp. — Class B	198,464	$11,709,376	1.2
Comcast Corp. — Class A	677,519	27,134,636	2.8
Foot Locker, Inc.	304,264	14,263,896	1.5
Viacom, Inc. — Class B	198,464	6,114,676	0.7

		59,222,584	6.2

Consumer Staples: 4.5%
Procter & Gamble Co.	468,464	43,042,472	4.5

Energy: 23.1%
Chevron Corp.	469,864	58,822,274	6.1
Exxon Mobil Corp.	1,129,164	94,443,277	9.8
Marathon Oil Corp.	498,564	8,440,689	0.9
Marathon Petroleum Corp.	925,255	61,048,325	6.3

		222,754,565	23.1

Financials: 12.5%
@Berkshire Hathaway, Inc. — Class B	607,756	120,469,394	12.5

Industrials: 31.6%
Fortune Brands Home & Security, Inc.	304,264	20,823,828	2.2
General Electric Co.	840,064	14,659,117	1.5
Honeywell International, Inc.	304,264	46,661,927	4.8
Union Pacific Corp.	1,656,207	222,097,359	23.1

		304,242,231	31.6

Materials: 14.3%
DowDuPont, Inc.	890,897	63,449,684	6.6
Praxair, Inc.	477,764	73,900,536	7.7

		137,350,220	14.3

Telecommunication Services: 0.7%
AT&T, Inc.	162,661	6,324,260	0.7

Utilities: 6.1%
Ameren Corp.	304,264	17,948,533	1.9
Consolidated Edison, Inc.	304,264	25,847,227	2.7
NiSource, Inc.	579,672	14,880,180	1.5

		58,675,940	6.1

Total Common Stock (Cost $676,121,891)		952,081,666	99.0

Assets in Excess of Other Liabilities		10,066,733	1.0

Net Assets		$962,148,399	100.0

@	Non-income producing security

See Accompanying Notes to Financial Statements

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock*	$952,081,666	$—	$—	$952,081,666

Total Investments, at fair value	$952,081,666	$—	$—	$952,081,666

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes is $676,121,891.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$298,532,750
Gross Unrealized Depreciation	(22,572,975)

Net Unrealized Appreciation	$275,959,775

See Accompanying Notes to Financial Statements

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)

The Bank of New York Mellon serves as Trustee for the Trust. The Trust does not have a Board of Directors/Trustees nor does it have any Officers.

WHERE TO GO FOR MORE INFORMATION

You’ll find more information about the Trust in the:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS

In the Trust’s annual/semi-annual shareholder reports, you will find a discussion of recent market conditions and principal investment strategies that significantly affected the Trust’s performance during the last fiscal year, the financial statements and the independent registered public accounting firm’s report (in annual shareholder report only).

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports or other Trust information. To make shareholder inquiries:

Voya Investment Management

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.voyainvestments.com

This information may also be reviewed or obtained from the U.S. Securities and Exchange Commission (“SEC”). In order to review the information in person, you will need to visit the SEC’s Public Reference Room at 100 F Street, NE Washington, D.C. 20549-1520 or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission

Public Reference Section

100 F Street, NE

Washington, DC 20549

or at the e-mail address:

publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC’s Internet website at http://www.sec.gov. When contacting the SEC, you will want to refer to the Trust’s SEC file number. The file number is 811-0091.

PRO-CLTB (517-050118)

PART II

ADDITIONAL INFORMATION NOT INCLUDED

IN THE PROSPECTUS

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the U.S. Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement on Form S-6 is comprised of the following papers and documents:

The facing sheet.

The Prospectus consisting of 32 pages.

Additional information not included in the Prospectus (Part II).

The undertaking to file reports.

The signatures.

Written consents of the following persons: KPMG LLP

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 60 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and State of Arizona, on the 27th day of April, 2018.

VOYA CORPORATE LEADERS TRUST FUND

/s/ SHAUN P. MATHEWS
Shaun P. Mathews
President and Chief Executive Officer Voya Investments, LLC

/s/ TODD MODIC
Todd Modic Chief/Principal Financial Officer and Assistant Secretary Voya Investments, LLC

Consent of Independent Registered Public Accounting Firm

The Participation Holders and Trustee

Voya Corporate Leaders® Trust Fund

We consent to the use of our report, dated February 15, 2018, with respect to the financial statements of Voya Corporate Leaders® Trust Fund – Series B, a series of Voya Corporate Leaders Trust Fund, incorporated herein and to the references to our firm under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in the Prospectus.

/s/ KPMG LLP

Boston, Massachusetts

April 26, 2018